UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2016

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Middlefield Banc Corp. (“MBCN”) is furnishing this Current Report on Form 8-K in connection with a presentation to be made by management at the Keefe, Bruyette & Woods Community Bank Investor Conference on August 2, 2016 in New York, New York.

The management team of MBCN will also use this presentation during a series of investor meetings, arranged by Boenning & Scattergood, Inc. and scheduled for August 3, 2016.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

(a)	Exhibits.

99	2016 Second Quarter Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: August 1, 2016	/s/ James R. Heslop, II,
Executive Vice President and COO